Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002

I, William L. Bridgford, Chairman of Bridgford Foods Corporation (the “Company”), certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.               the Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 25, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 10, 2008	/s/ William L. Bridgford
William L. Bridgford, Chairman
(Principal Executive Officer)